UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 29, 2012

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street, 2nd Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 553-4845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc. (the “Company”)

September 5, 2012

Item 8.01. Other Events.

As previously disclosed, on August 28, 2012, the Board of Directors of the Company determined to appoint K. Peter Heiland as the Interim Chief Executive Officer of the Company, replacing Barak Bar-Cohen. On August 28, 2012, Mr. Bar-Cohen was informed of the Board’s decision, following which, Mr. Heiland and the other directors of the Company discussed with Mr. Bar-Cohen possible continuing roles in the Company for him. After the parties failed to agree upon a mutually acceptable continuing role for Mr. Bar-Cohen in the Company, on August 29, 2012, Mr. Bar-Cohen sent a letter notifying the Company of the termination of his employment with the Company. As of August 29, 2012, Mr. Bar-Cohen ceased employment with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: September 5, 2012	By:	/s/ K. Peter Heiland
K. Peter Heiland
Chief Executive Officer